Accelerating Our Growth © 2007 Endo Pharmaceuticals ENDO PHARMACEUTICALS Investor Presentation Chadds Ford, PA August 2, 2007 Exhibit 99.1

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Forward-Looking Statements
Except for the historical information contained herein, this presentation contains
“forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Because these statements involve a number of risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the difficulty of predicting FDA approvals, results of clinical trials on new products, acceptance and demand for new pharmaceutical products, challenges relating to intellectual property protection, the impact of competitive products and pricing, the timely development and launch of new products, a determination that we are engaging in inappropriate sales or marketing activities, including promoting the
"off-label" use of our products, and the risk factors listed from time to time in the
Company’s SEC reports, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Endo Pharmaceuticals – Leader in
Pain Management
Specialty pharma company with market leadership in pain
management
•
Analgesics were the fourth-largest prescription drug market in
2006
•
Opioids represented 80% of analgesic prescriptions
Proven commercial capability
•
Specialty and PCP sales and marketing teams
Pipeline focused on delivery and execution
•
Two NDAs approved in 2006; expect additional sNDA
August 19, 2007
Strong financial condition

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
2007 Key Objectives
Meet or exceed financial guidance
•
Deepen LIDODERM
®
penetration in PHN market
•
Accelerate sales trajectory for the OPANA
®
franchise
Obtain FDA approval for FROVA
®
in MM prophylaxis indication
Accelerate development of current pipeline to meet market
needs and optimize target product profiles
Pursue strategic licensing and acquisition opportunities

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Revised Guidance as of 8/1/07
$1.75-$1.80 $1.68-$1.72 Adjusted Diluted EPS
$90-$110 million $85-$105 million OPANA ER / OPANA
Net Sales
$685-$710 million $650-$675 million LIDODERM Net Sales
$1.050-$1.075 billion $1.025-$1.050 billion Net Sales
Current Previous

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$0
$200
$400
$600
$800
$1,000
$1,200
2002 2003 2004 2005 2006 2007*
Net Sales Net Income
Consistent Financial Growth
$399.0
$595.6
$615.1
$820.2
$30.8
$69.8
$143.3
$202.3
$909.7
$1,062.0
$137.8
(millions, except per share)
Diluted EPS           $0.30             $0.53            $1.08  $1.52             $1.03 **
* Represents mid-point of company guidance       ** Includes $0.62 in one-time, non-cash items

Accelerating Our Growth © 2007 Endo Pharmaceuticals Areas for Discussion Sales Force Expansion OPANA Launch Update FROVA MM Prophylaxis Indication Pipeline Update

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Sales Force Expansion Overview
Neuro, Pain,
Other Specialists
160 Specialty
Reps
Neuro, Pain,
Other Specialists
160 Specialty
Reps
Primary Care
370 Pharma Reps
Endo Sales Force
Total Reps = 690

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Sales Force Expansion
Adding 95 sales representatives to Specialty Force II to match size of Specialty Force I
•
Both specialty forces will have approximately 160 reps
Will provide double coverage to broaden reach and frequency
among specialty physicians
•
Pain Management Specialists, Neurologists, Oncologists,
Physical Medicine and Rehabilitation
•
Ensures weekly detailing of highest-decile (8-10) prescribers
Brings total number of reps to 690; furthers already strong share of voice in pain management
Positions well for FDA approval of FROVA MM indication

OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets

OPANA®
(oxymorphone HCl) CII
Tablets

ENDO PHARMACEUTICALS

Accelerating Our Growth © 2007 Endo Pharmaceuticals OPANA ® Franchise

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
OPANA Launch Update
Scripts on track to meet our guidance for 2007
Implemented aggressive managed-care strategy to attain parity tiering with competition
•
Gained new formulary wins with three major national plans
Introduced OPANA ER Instant Savings Card Program to replace
coupon program
•
Essentially expands patient access to Tier II co-pay
Increased level of promotional and marketing activities
•
Redeployed Specialty Force II
•
Launched new promotional materials
•
Full schedule of peer-to-peer speaker programs
•
Major presence at APS and at upcoming medical conferences to highlight clinical data and sub-analyses

OPANA ER vs. Competitive Launches
Retail and Mail Order TRxs
TRx Volume
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1
2
3
4
5
6
7
8
9
10
11
12
13
Months Since Launch
Opana ER
Avinza
Duragesic
Oxycontin
Palladone

Data includes only retail and mail trxs
Source: Data for Duragesic and Oxycontin were pulled from IMS Health's New Product Spectra
Source: Data for OPANA ER, Avinza and Palladone were pulled from WK Health's Phast Prescription Audit
OPANA ER data through June 2007

ENDO PHARMACEUTICALS

Accelerating Our Growth © 2007 Endo Pharmaceuticals OPANA ER TRx Launch Comparison

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
FROVA MM Prophylaxis:
Exciting Near-Term Opportunity
PDUFA date 8/19/07 – no indication that review process is not on track
Substantial clinical data package submitted, including two
statistically significant Phase III, double-blind, placebo-controlled studies, plus long-term open-label safety and tolerance study

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
FROVA MM Market Development
Will be first triptan with short-term (six days) prevention claim
Requires paradigm shift from acute care to short-term
prophylaxis
Pre-launch campaign underway to raise MM awareness
•
Extensive physician education program
•
Targeted on-line DTP initiatives
•
Journal ads
Significant primary care opportunity
•
Evaluating co-promotion partnership options vs. go it alone

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Development Pipeline
(1)
Licensed marketing rights
(2)
Licensed marketing and development rights
Phase I Phase II Phase III Filed
Pre-
clinical
Undisclosed
Sufentanil Patch
(2)
(Transdermal - Chronic Pain)
EN 3285
(Oral Rinse for Oral Mucositis)
RAPINYL
TM (2)
(Breakthrough Cancer Pain)
Ketoprofen Patch
(2)
(Topical
- Soft Tissue
Injuries)
FROVA
®
(1)
(Menstrual Migraine)
Product

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Ketoprofen Patch
Topical patch for localized treatment of acute pain from soft-
tissue injuries such as tendonitis/bursitis, joint sprains or strains
Ketoprofen (NSAID) currently only available in U.S. in oral form
Would compete in ~$2.5 billion soft-tissue injury market primarily consisting of NSAIDs and COX-IIs
Anticipated benefits include:
•
Bypassing bloodstream to minimize GI and
cardiovascular side effects
•
Local, targeted pain control
•
Convenience of once-daily dosing

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Ketoprofen Patch – Clinical Trial Update
Two Phase III trials did not meet primary endpoint
•
Ankle sprains and strains
•
Tendonitis/bursitis of shoulder, elbow or knee
Analyzing data to determine next course of action
•
Outcome may have been influenced by several factors,
including severity of pain on entry and use of ibuprofen as
rescue medication
One Phase III trial currently running in tendonitis or bursitis of the shoulder, elbow or knee
One long-term safety study ongoing in OA flare of the knee

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
RAPINYL
TM
Oral, fast-dissolving sublingual fentanyl tablet
Intended for the treatment of breakthrough cancer pain
•
Expected to compete with Actiq and Fentora
Anticipated benefits include:
•
Fast onset of action
•
Enhanced absorption characteristics
•
Added patient convenience
Phase III trials ongoing

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
EN 3285
Key product obtained in RxKinetix acquisition
Patent-protected oral rinse formulated using proprietary
ProGelz
®
delivery platform for prevention of oral mucositis (OM)
About 400,000 patients per year in U.S. develop OM
•
Only current FDA-approved treatment is IV infusion
Anticipated benefits of EN 3285 include:
•
Ease of use for patients
•
No systemic side effects
Expect to initiate next trial in H2 2007

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Transdermal Sufentanil Patch
Intended for moderate-to-severe chronic pain
Next-generation extended-release opioid patch
Anticipated benefits include:
•
Convenience/compliance of seven-day dosing vs. three-day
dosing
•
Smaller patch -- 20% the size of Duragesic
Phase I product characterization ongoing
Phase II trial now underway
•
Designed to evaluate conversion from oral opioids

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Growth Strategy
Further diversify revenue base through product licensing and company acquisitions
Consistent with our goal of becoming the leading pain company, deepen and broaden penetration of the pain market as well as in other specialty-focused therapeutic categories
Target clinically innovative and differentiated products while continuing to advance current development pipeline
Continually examine best use of balance sheet and cash position
Drive top-line growth by maximizing potential of key on-market products and FROVA in new indication
Continue to pursue development of selective generic products

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Summary
Market leader in pain management
Well-developed commercial capability
Very broad and deep pipeline
Strong financial condition
Sustainable strategy for growth

Accelerating Our Growth © 2007 Endo Pharmaceuticals Q&A